As filed with the U.S. Securities and Exchange Commission on June 26, 2023

File No. 333-[ ]

Investment Company Act File No. 811-23886

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

SUPERSTATE TRUST

(Exact Name of Registrant as Specified in Charter)

28 2nd Street, 4th Floor
San Francisco, California 94105

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: [ ]

Corporation Service Company
251 Little Falls Drive
Wilmington, Delaware 19808
(Name and Address of Agent for Service)

COPY TO:

Stuart H. Coleman, Esq. Proskauer Rose LLP 11 Times Square New York, NY 10036-8299	Robert E. Plaze, Esq. Proskauer Rose LLP 1001 Pennsylvania Avenue, NW Suite 600 South Washington, DC 20004-2533	William T. MacGregor, Esq. Proskauer Rose LLP 11 Times Square New York, NY 10036-8299

Approximate Date of Proposed Public Offering:  As soon as practicable following the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary prospectus dated June 26, 2023.

SUBJECT TO COMPLETION

Prospectus

Superstate Short-Term
Government Bond Fund

Superstate Trust

[●], 2023

Ticker: [●]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1

Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Use of Blockchain	2
Principal Risks	3
Performance Information	4
Management	5
Purchase and Redemption of Fund Shares	5
Tax Information	5
Payments to Financial Intermediaries	5

Fund Details	6

Use of Blockchain	6
How the Fund Invests	8
Investment Risks	8
Portfolio Holdings Information	12
Management	12
How to Buy and Redeem Fund Shares	13
Pricing of Fund Shares	14
Dividends and Distributions	15
Frequent Purchases and Sales of Fund Shares	16
Additional Policies	16
Tax Consequences	16

Financial Highlights	17

For More Information

See back cover.

Fund Summary

Investment Objective

The Fund's investment objective is to seek current income as is consistent with liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.33%
Distribution and/or service (12b-1) fees	None
Other expenses[1]	None
Total annual fund operating expenses	0.33%

[1]	"Other expenses" in the amount of [●]% are based on estimated amounts for the current fiscal year. Such expenses are borne entirely by Superstate Inc. (the "Adviser") pursuant to a contractual agreement by the Adviser to waive its advisory fees and/or assume certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (excluding certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) do not exceed 0.33% of average daily net assets, through [date]. This agreement may be terminated by the Fund's Board of Trustees upon 90 days' notice.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years
$	[●]	$	[●]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The Fund is new, so it has no portfolio turnover as of the date of this prospectus.

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Principal Investment Strategies

The Fund is an ultra-short duration government securities fund. Under normal circumstances, it invests at least 95% of its net assets in short duration U.S. government securities. These securities may include, but are not limited to, U.S. Treasury securities, U.S. government agency securities, repurchase agreements collateralized by securities issued by the U.S. government or U.S. government agencies, and other U.S. government securities.

The Fund will not directly or indirectly invest in any assets that rely on blockchain technology, such as cryptocurrencies.

The Fund expects to maintain a dollar-weighted average maturity of one year or less. Weighted average maturity is an average of the remaining term to maturity or the earliest date a demand feature to which the security is subject may be exercised, whichever is earlier, of the underlying securities in the Fund's portfolio, weighted by each security's percentage of net assets.

In addition, the Fund expects to maintain an average effective duration of one year or less. Duration measures a bond or fund's sensitivity to interest rate or other changes (such as changes in a bond's yield) and is expressed as a number of years or days. The longer the duration, the greater the risk. Under normal circumstances, for example, if a security has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

In selecting securities for purchase and sale, the Fund's sub-adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. Individual purchases will generally be limited to fixed-rate securities with a final maturity or demand feature of 397 days or less and floating-rate securities with a final maturity or demand feature of 762 days or less.

Depending on market conditions the Fund's investment strategies may result in high portfolio turnover.

Use of Blockchain

The Fund uses blockchain technology to maintain a courtesy secondary record of the shares of certain shareholders on one or more blockchains, initially the Ethereum blockchain (the "Secondary Blockchain Records"). The use of Secondary Blockchain Records is optional, and you do not need to use blockchain technology to invest in the Fund.

While the Transfer Agent will maintain the official record of share ownership in book-entry form (the "Official Record"), the ownership of certain Fund shares also will be recorded on one or more blockchains, initially the Ethereum blockchain, in the form of the Secondary Blockchain Records. Secondary Blockchain Records represent a courtesy digital record of Fund ownership, which shareholders can request and hold in a blockchain wallet address that they control. The secondary recording of Fund shares on the blockchain will not affect the Fund's investments.

The Adviser believes that a blockchain-integrated recordkeeping system may provide operational efficiencies and enhance shareholder experience without negatively impacting the quality of the services provided by the Fund's transfer agent (the "Transfer Agent"). In the future, the Fund's shares may also be available for purchase, sale, or transfer from one shareholder to another shareholder (or potential shareholder) "peer-to-peer" on a blockchain by utilizing Secondary Blockchain Records. The Transfer Agent's Official Record would be reconciled and matched routinely with the Secondary Blockchain Records to effect any peer-to-peer transfers of shares. However, peer-to-peer transfers are not currently, and may never be, available to investors, and would be subject to then-existing regulations and regulatory interpretations.

What is a Blockchain?

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable and immutable (i.e., permanent) way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing, transmitting, and authenticating data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as "nodes" or "validators") that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called "blocks" that are linked together to form a "chain", which is what gives the technology its name.

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Fees for Using Blockchain

Users of blockchains must pay transaction fees (which, in the case of Ethereum, is in the form of Ether) to the blockchain to validate a transaction. The Fund is responsible for the payment of any such fees for recording ("minting") Secondary Blockchain Records or adding a blockchain wallet address to the Fund's blockchain address whitelist (which is explained in more detail in the "Fund Details—Use of Blockchain" section of this prospectus). Shareholders are responsible for the payment of any blockchain transaction fees related to removing ("burning") or transferring Secondary Blockchain Records.

For more information regarding the Fund's use of blockchain technology, see "Use of Blockchain" in the Fund Details section of this prospectus. More detailed information about blockchain technology and the public blockchain networks in use, including the regulatory, operational and technological risks associated with distributed ledger technology, as well as detailed information about the Fund and its policies and risks, can also be found in the Fund's Statement of Additional Information ("SAI").

Principal Risks

The Fund's share price fluctuates, and could fluctuate dramatically, which means you could lose money. The Fund may not achieve its objective, and it is not intended to be a complete investment program. An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal risks of investing in the Fund are identified below.

Risks Applicable to All Shareholders

●	U.S. Government Securities Risk. U.S. Government securities may be subject to price fluctuations. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the value of the Fund's shares.

●	U.S. Treasury Obligations Risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.

●	Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or if negative perceptions exist in the market of the issuer's ability to make such payments, the price of the security may decline.

●	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

●	Income Risk. Income risk is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly. Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

●	Management Risk. The investment process used in managing the Fund could fail to achieve the Fund's investment goal and could cause your Fund investment to lose value.

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●	Repurchase Agreement Counterparty Risk. The Fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the Fund would be able to realize on the collateral. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement would include only cash items and/or obligations issued by the U.S. government or its agencies or instrumentalities.

●	Cybersecurity Risk. The Fund and its service providers, as well as the Portal (as defined in the "Purchase and Redemption of Fund Shares" section of this Prospectus) and blockchain networks, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholders in many ways, including, but not limited to, disruption of the Fund's operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund's third-party service providers, Portal, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

In addition, digital communication channels are not necessarily secure. If you choose to send confidential or sensitive information via digital communication channels (e.g., through the Portal), you are accepting the associated risks related to potential lack of security, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

Additional Risks Applicable to the Use of Blockchain Technology

●	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology. The risks associated with blockchain technology may not emerge fully until the technology is widely used. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility.

There is little government regulation of blockchain technology. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain.

Blockchain technology risk will only affect the Secondary Blockchain Records and does not affect the Fund's investments.

●	Smart Contracts Risk. The Adviser relies on one or more transaction protocols referred to as "smart contracts" in connection with the minting, burning and transferring of Secondary Blockchain Records. Smart contracts are self-executing contracts with the terms of the agreement written into software code. Like all software code, smart contracts are exposed to risk that the code contains an error or other security vulnerability, which can lead to adverse impacts on the Fund or shareholders, including, but not limited to, disruption of the Fund's operational capacity, loss of assets that are held on or transacted through the smart contract, and delays or uncertainty in the Transfer Agent's record of the correct and valid owner of a given share in its internal record, potentially leading to extended legal processes to determine ownership and delays in the timely redemption of shares associated with Secondary Blockchain Records.

Performance Information

Because the Fund is new, it has no performance history. When the Fund has been in operation for a full calendar year, performance information will be presented in this section of this Prospectus. Once the Fund has commenced operations, updated performance information will be available at superstate.co.

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Management

The Fund's investment adviser is Superstate Inc.

The Adviser has engaged [Subadviser] to serve as the Fund's subadviser (the "Subadviser"). The members of the Adviser's team that are jointly and primarily responsible for the selection, monitoring and oversight of the Subadviser are [Names].

The Fund is managed by a team of portfolio managers employed by the Subadviser. The team consists of [Names of Portfolio Managers]. [Names of Portfolio Managers] have each been a portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

You may open a Fund account through the online web portal ("Portal") available at superstate.co.

Before opening your account, the Fund will collect certain information from you in accordance with its anti-money laundering and know-your-customer policies and procedures.

You may purchase or request to redeem shares of the Fund at any time through the Portal, although purchases and redemptions of Fund shares will only be processed on days and during hours that the New York Stock Exchange ("NYSE") is open for business. Shares will be purchased at the net asset value ("NAV") per share next calculated after your investment is received by the Transfer Agent in proper form. You may only purchase and redeem Fund shares using the Portal. The Fund reserves the right to reject any request to purchase shares.

You do not need to provide a blockchain wallet address when purchasing shares. However, if you elect to receive (or "mint") a secondary record of your shares on a blockchain, you will need to provide a blockchain wallet address that you control. The Fund is responsible for the payment of any blockchain transaction fees related to minting Secondary Blockchain Records or whitelisting a blockchain wallet address. Shareholders are responsible for the payment of any blockchain transaction fees related to removing (or "burning") or transferring Secondary Blockchain Records.

To redeem shares of the Fund that are associated with Secondary Blockchain Records, you must burn any associated Secondary Blockchain Records by initiating a burn and redemption request through the Portal, or by submitting a transaction to the blockchain to remove your Secondary Blockchain Records from the secondary ledger and then initiating a redemption request through the Portal.

The minimum initial purchase is $[●]. The minimum investment for subsequent purchases is $[●].

For more information, please see the sections of this prospectus entitled "Fund Details—Use of Blockchain" and "Fund Details—How to Buy and Redeem Fund Shares."

Tax Information

The Fund intends to make distributions monthly that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes.

Please refer to the section of the SAI entitled "Distributions and Tax Information" for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Financial Intermediaries

The Fund and the Adviser do not pay financial intermediaries for sales of Fund shares.

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Fund Details

Use of Blockchain

You are not required to use the blockchain to invest in the Fund. However, shareholders may optionally request that their Fund shares be recorded ("minted") on a blockchain, initially the Ethereum blockchain ("Secondary Blockchain Records"). Secondary Blockchain Records act as a courtesy digital record of Fund shares and are held in a blockchain wallet address that the shareholder controls.

While the Transfer Agent will maintain the official record of share ownership in book-entry form (the "Official Record"), the ownership of certain Fund shares also will be recorded on one or more blockchains, initially the Ethereum blockchain, in the form of the Secondary Blockchain Records. Secondary Blockchain Records represent a courtesy digital record of Fund ownership, which shareholders can request and hold in a blockchain wallet address that they control. The secondary recording of Fund shares on the blockchain will not affect the Fund's investments.

The Adviser believes that a blockchain-integrated recordkeeping system may provide operational efficiencies and enhance shareholder experience without negatively impacting the quality of the Transfer Agent's services. In the future, the Fund's shares may be available for purchase, sale, or transfer from one shareholder to another shareholder (or potential shareholder) "peer-to-peer" on a blockchain by utilizing Secondary Blockchain Records. The Transfer Agent's Official Record would be reconciled and matched routinely with the Secondary Blockchain Records to effect any peer-to-peer transfers of shares. However, peer-to-peer transfers are not currently, and may never be, available to investors, and would be subject to then-existing regulations and regulatory interpretations.

Share Recording

To be eligible to transfer or receive Secondary Blockchain Records on a blockchain, you must first successfully open an account with the Fund through the Portal (as defined below in "Purchase and Redemption of Fund Shares") by submitting the required documentation, and providing your blockchain wallet address. The Fund does not provide a proprietary blockchain wallet for use with Fund shares. Rather, third-party developed blockchain wallets compatible with Fund shares may be available as a web-based application, mobile application, desktop application, web browser plugin, or on a hardware-based device.

A blockchain wallet is a software application, device, or product that stores a user's "private key" and is used to facilitate sending digital assets or digital messages on a particular blockchain. A "private key" is one of two numbers in a cryptographic "key pair." A key pair consists of a "public key" and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The public key is used to determine a unique "blockchain wallet address." Digital assets sent to that blockchain wallet address will then be in the control of the blockchain wallet owner. The private key is used by the owner of a blockchain wallet address to send (i.e., digitally sign and authenticate) digital assets and is private to the blockchain wallet owner. The public key is, as the name implies, public, and it and the blockchain wallet address derived from it will be open to others on the applicable blockchain. The blockchain will only record public key information and other public information relevant to the transaction (e.g., digital signature) after the blockchain wallet owner digitally signs and submits a transaction.

Shareholders must submit mint requests through the Portal and specify a blockchain wallet address belonging to them on the blockchain that is capable of holding Secondary Blockchain Records. After confirming the shareholder's blockchain wallet addresses, the Adviser registers blockchain wallet addresses in a blockchain address whitelist (the "Whitelist"). The Whitelist is maintained by the Adviser. Any transfers of Secondary Blockchain Records submitted to the blockchain will reference the Whitelist during execution and be rejected by the blockchain execution environment if the recipient has not been written to the Whitelist.

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The Transfer Agent's records will constitute the Official Record of the Fund and govern the record ownership of Fund shares in all circumstances.

Upon receiving a shareholder's mint request, the Adviser will verify that the shareholder owns the requisite amount of shares, and will mint a quantity of Secondary Blockchain Records representing those shares to the shareholder's blockchain wallet address. For example, if a shareholder owns 10 shares of the Fund and requests to mint the Secondary Blockchain Records for 6 shares, the shareholder will still own a total of 10 shares, with 4 shares capable of being minted as Secondary Blockchain Records, and 6 shares with associated Secondary Blockchain Records.

When a shareholder desires to burn Secondary Blockchain Records, they do so by submitting, via the Portal, a transaction to the blockchain to remove their Secondary Blockchain Records from the secondary ledger.

Information Available via Blockchain

Shareholders will interact through a blockchain wallet in a similar manner to non-blockchain based online services used to transact in Fund shares. However, information recorded on the blockchain will be available to the public and will store the complete transaction history of all Secondary Blockchain Records. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available through one or more "block explorer" tools capable of displaying activity on the blockchain. Accordingly, the shares' minting, burning, and Secondary Blockchain Records transfer data (and not a shareholder's personal identifying information) will be exposed to the public. Issuance and redemption of shares on the Official Record will not be visible on the blockchain. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by the Transfer Agent in a separate database that is not available to the public. The Whitelisted addresses also are written to the blockchain ledger by the Adviser. However, if there are data security breaches with respect to such databases resulting in theft of the information necessary to link personal identity with a blockchain wallet address and related share transactions, the stolen information could be used to determine a shareholder's identity and complete transaction history in Secondary Blockchain Records.

Blockchain Fees, Functionality and Transaction Processing

Users of blockchains must pay transaction fees (sometimes called "gas") to the blockchain to validate a transaction, which in the case of Ethereum is in the form of Ether, the native digital asset for the operation of Ethereum. The Fund is responsible for paying any blockchain transaction fees related to minting Secondary Blockchain Records or whitelisting a blockchain wallet address. Shareholders are responsible for the payment of any blockchain transaction fees related to burning or transferring Secondary Blockchain Records. If a shareholder's blockchain wallet address does not have sufficient funds to pay the gas costs, the transaction will not be executed on the blockchain.

The amount of gas required to execute a transaction will vary from time to time depending on, among other things, the complexity or size of a particular transaction and the congestion on a blockchain network. Congestion on a blockchain network may be due to increased transactions involving smart contracts that are unrelated to the Fund's shares, and the Fund cannot control such congestion. The Fund does not establish the amount of gas required to complete a transaction record and there is no limit on the gas price a transaction record may need to complete in a timely manner.

When an investor desires to engage in a blockchain transaction, including minting, burning, or transferring Secondary Blockchain Records, the investor who initiates the transaction is required to pay the gas. Additionally, an error in the smart contract creating Fund shares could result in unintended or uncontrolled gas usage which, if not limited by an investor through the investor's blockchain wallet interface, may deplete the amount of digital assets held by the investor.

Delays in transaction processing have been known to occur on each blockchain. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions. Nodes, which are typically hosted by third parties with specific hardware, form the infrastructure of a blockchain. Nodes on a blockchain are connected to each other and they exchange the latest blockchain data and verification and confirmation of transactions requires a consensus of nodes. During a delay in transaction processing, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Fund may choose to reevaluate the suitability of a particular blockchain in the event of future or recurring delays.

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How the Fund Invests

Investment Objective

The Fund's investment objective is to seek current income as is consistent with liquidity and stability of principal.

Should the Fund's Board of Trustees (the "Board") determine that the investment objective of the Fund should be changed, shareholders will be given at least 60 days' notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund is an ultra-short duration government securities fund. Under normal circumstances, it invests at least 95% of its net assets in short duration U.S. government securities. These securities may include, but are not limited to, U.S. Treasury securities, U.S. government agency securities, repurchase agreements collateralized by securities issued by the U.S. government or U.S. government agencies, and other U.S. government securities. This policy may be changed upon at least 60 days' notice to shareholders.

The Fund will not directly or indirectly invest in any assets that rely on blockchain technology, such as cryptocurrencies.

The Fund expects to maintain a dollar-weighted average maturity of one year or less. Weighted average maturity is an average of the remaining term to maturity or the earliest date a demand feature to which the security is subject may be exercised, whichever is earlier, of the underlying securities in the Fund's portfolio, weighted by each security's percentage of net assets.

In addition, the Fund expects to maintain an average effective duration of one year or less. Duration measures a bond or fund's sensitivity to interest rate or other changes (such as changes in a bond's yield) and is expressed as a number of years or days. The longer the duration, the greater the risk. Under normal circumstances, for example, if a security has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

In selecting securities for purchase and sale, the Fund's sub-adviser attempts to maximize income by identifying securities that offer an acceptable yield for a given maturity. Individual purchases will generally be limited to fixed-rate securities with a final maturity or demand feature of 397 days or less and floating-rate securities with a final maturity or demand feature of 762 days or less.

Depending on market conditions the Fund's investment strategies may result in high portfolio turnover.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

Investment Risks

The Fund's share price fluctuates, and could fluctuate dramatically, which means you could lose money. The Fund may not achieve its objective, and it is not intended to be a complete investment program. An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

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The Fund is subject to the following principal risks:

●	U.S. Government Securities Risk. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of Fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the agency or instrumentality through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Moreover, as discussed below, there is no guarantee that the U.S. government will not default on its debt obligations, reducing the U.S. government's ability to provide support its agencies and instrumentalities even if required to do so by law.

●	U.S. Treasury Obligations Risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund's U.S. Treasury obligations to decline.

The total public debt of the United States has grown rapidly since the beginning of the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. Finally, there is the risk that Congress may fail to periodically increase the "debt ceiling" – the legal limit of borrowing by the U.S. Treasury – resulting in a payment default on Treasury and other federal government obligations, although such a default would be expected to be temporary, with all principal and interest ultimately paid to holders of debt.

●	Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund shares. Interest rate risk is generally greater for investments with longer maturities. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although the value of these instruments are generally less sensitive to interest rate changes than fixed-rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

●	Income Risk. The Fund's distributions to shareholders may decline when prevailing interest rates fall, when the Fund experiences defaults on debt securities it holds or when the Fund realizes a loss upon the sale of a debt security. The Fund's income generally declines during periods of falling benchmark interest rates because the Fund must reinvest the proceeds it receives from maturing securities in lower-yielding securities. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

●	Management Risk. The investment process and techniques used in managing the Fund's assets could fail to achieve the Fund's investment goal, may cause your Fund investment to lose value or may cause the Fund to underperform other funds with similar investment goals.

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●	Repurchase Agreement Counterparty Risk. The Fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the Fund would be able to realize on the collateral. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement would include only cash items and/or obligations issued by the U.S. government or its agencies or instrumentalities.

●	Cybersecurity Risk. The Fund and its service providers, as well as the Portal and blockchain network, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund's operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund's third-party service providers, including the Adviser, Subadviser, Transfer Agent and custodian, may subject the Fund to many of the same risks associated with direct cybersecurity breaches and adversely impact the Fund.

While the Fund and its service providers have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund's service providers or issuers of securities in which the Fund invests.

If there is a cyberattack on the Portal, internal or affiliate platforms, or the blockchain network or blockchain wallets, the Transfer Agent may lose the ability to control compliance and transfer restrictions programmed into the Fund's shares which could increase the possibility of loss or theft of a shareholder's shares in the Fund. Such loss or theft could result in claims against the Fund and could have a substantial adverse effect on the financial and business operations of the Fund.

In addition, digital communication channels are not necessarily secure. If you choose to send confidential or sensitive information via digital communication channels (e.g., through the Portal), you are accepting the associated risks related to potential lack of security, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold.

The following risks are only applicable to shareholders using Secondary Blockchain Records:

●	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized key, which, if compromised, could result in loss due to theft, destruction or inaccessibility.

Risks can also differ by blockchain. For instance, the process by which Ethereum transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as "validators") stake a minimum amount of capital in the form of Ether (the currency of Ethereum) into a smart contract, or computer program, stored on Ethereum. Validators process proposed transactions and bundle them into a data packet known as a "block." A randomly chosen validator is permitted to add a block of transactions to the Ethereum blockchain after attestation by other validators and is rewarded by a grant of newly-issued ether.

In addition, blockchain technology risk can carry with it additional sub-risks, including: (1) Regulation of Blockchain Technology Risk; (2) Fork Risk; and (3) 51% Attack Risk.

Regulation of Blockchain Technology Risk

There is little government regulation of blockchain technology. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Currently, blockchain technology is commonly used for the recording of transactions in digital currency, which are extremely speculative and volatile. The Fund will not directly or indirectly invest in any assets that rely on blockchain technology, such as cryptocurrencies. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain.

10

Fork Risk

Blockchain software is generally open-source. Any user can download the software, modify it and then propose that network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. However, if less than a substantial majority of users consent to the proposed modification, and the blockchain consensus mechanism allows for the modification to nonetheless be implemented by some users and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a "fork" (i.e., "split") of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version's native asset lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. If a fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users and other participants, leading to a loss of these for the original blockchain.

51% Attack Risk

If a majority of staked native cryptocurrency on a blockchain using a proof-of-stake consensus mechanism is controlled by a bad actor, whether singularly or as a group (often referred to as a "51% attack"), it may be able to alter the blockchain on which the blockchain network and network transactions rely. This could occur if the bad actor were to construct fraudulent blocks or prevent certain transactions from being completed in a timely manner, or at all. It could be possible for the malicious actor to control, exclude or modify the ordering of transactions, though it could not generate new network coins or transactions. Further, a bad actor could "double-spend" its own network native digital asset (i.e., spend the same network digital asset in more than one transaction) and prevent the confirmation of other users' transactions for so long as it maintained control. If the network community did not reject the fraudulent blocks as malicious or to the extent that such bad actor did not yield its control, reversing any changes made to the blockchain network may be impossible. The possible crossing of this threshold indicates a greater risk that a single validator (or group of validators working together) could exert authority over the validation of network transactions. If the feasibility of a bad actor gaining control of the blockchain network increases, it may negatively affect the ability of the Fund's shares to be held on the blockchain undergoing a 51% Attack.

The 51% threshold is the level which would almost guarantee a malicious actor's success. However, such attacks could in theory occur at thresholds lower than 51% of the staked cryptocurrency. In addition, a malicious actor may also obtain control over the blockchain network through its influence over core developers by gaining direct control over a core developer or an otherwise influential programmer. To the extent that a blockchain network's ecosystem does not grow, the possibility that a malicious actor may be able to obtain control of the processing power or development control on the blockchain network in this manner will remain heightened.

Blockchain technology risk will only affect the Secondary Blockchain Records and does not affect the Fund's investments.

●	Smart Contracts Risk. The Adviser relies on one or more transaction protocols referred to as "smart contracts" in connection with the minting, burning, and transferring of Secondary Blockchain Records. Smart contracts are self-executing contracts with the terms of the agreement written into software code. Like all software code, smart contracts are exposed to risk that the code contains an error or other security vulnerability, which can lead to adverse impacts on the Fund or shareholders, including, but not limited to, disruption of the Fund's operational capacity, loss of assets that are held on or transacted through the smart contract, and delays or uncertainty in the Transfer Agent's record of the correct and valid owner of a given share in its internal record, potentially leading to extended legal processes to determine ownership and delays in the timely redemption of shares associated with Secondary Blockchain Records.

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In addition to the principal risks described above, the Fund is subject to the following additional risk that is not anticipated to be a principal risk of investing in the Fund:

●	Operational Risk. The Fund, its service providers (including the Adviser), the Portal, blockchain networks and intermediaries may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Although the Fund and its service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures may not identify or may be inadequate to address all such risks.

Portfolio Holdings Information

The Fund will disclose its portfolio holdings monthly at superstate.co. A more detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

Management

Investment Adviser

Superstate Inc. is the Fund's investment adviser. Its principal office is located at 28 2nd Street, 4th Floor, San Francisco, California 94105. Superstate Inc. is a newly formed investment adviser. As of the date of this Prospectus, Superstate Inc. did not have any assets under management. The Adviser arranges for and oversees sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Fund to operate. The Adviser, in its capacity as the blockchain administrator to the Fund, also is responsible for maintaining the Whitelist and confirming the Fund's Secondary Record with the Fund's Transfer Agent.

The Fund pays the Adviser a fee for managing the Fund's assets. The fee is equal to an annual rate of 0.33% of the average daily net assets of the Fund.

The Adviser [has entered] into a written expense limitation agreement with the Fund to waive its advisory fees and/or assume certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (excluding certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) do not exceed 0.33% of average daily net assets. This contractual agreement may be terminated upon 90 days' notice by the Board.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement will be available in the Fund's first Semi-Annual or Annual Report.

Subadviser

[Subadviser] is responsible for the day-to-day management of the Fund's portfolio. The Sub-Adviser, a registered investment adviser, is [insert description of Subadviser]. Its principal office is located at [address]. As of [date], the Subadviser had assets under management totaling approximately $[●]. The Adviser pays the Subadviser for providing sub-advisory services to the Fund.

A discussion regarding the basis for the Board's approval of the Fund's Sub-Investment Advisory Agreement will be available in the Fund's first Semi-Annual or Annual Report.

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Portfolio Managers

The members of the Adviser's team that are jointly and primarily responsible for the selection, monitoring and oversight of the Subadviser are:

Name	Since	Title with Adviser
Robert Leshner, CFA	Inception	Chief Executive Officer
Jim Hiltner, CFA	Inception	Head of Business Development

The Fund's assets are managed by a team of financial professionals employed by the Subadviser. Information about the portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio is presented below.

Portfolio Manager	Since	Title with Sub-Adviser
[●]	[●]	[●]
[●]	[●]	[●]

The Fund's SAI provides additional portfolio manager information, including compensation, other accounts managed and ownership of Fund shares.

How to Buy and Redeem Fund Shares

Getting Started

Investors will need to establish an account with the Fund through the Portal available at superstate.co. The application process is completed entirely through the Portal. The Portal is free to use.

Subject to the purchase and sale requirements stated in this prospectus, you may buy or redeem shares through the Portal, although purchases and sales of Fund shares will only be processed on days and during hours that the NYSE is open for business.

You will be asked to provide information, in accordance with anti-money laundering regulations, for the verification of your identity when you open an account, including name, address, date of birth and other personal information (which may include certain documents). Accounts may be restricted and/or closed, and your monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the Fund reserves the right to redeem involuntarily an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide required information. Your shares will be sold at the NAV, minus any applicable fees, calculated on the day your Fund position is closed. If the Fund exercises such involuntary redemption rights in respect of shares associated with Secondary Blockchain Records, the Fund will have the right to burn such Secondary Blockchain Records.

Buying Shares

The Fund is available to investors that purchase shares directly from the Fund through the Portal.

The minimum initial purchase is $[●]. The minimum investment for subsequent purchases is $[●].

You may purchase shares of the Fund by wire transfer or via electronic funds transfer through the Automated Clearing House ("ACH") network. Before purchase orders are effective, your funds need to be converted into federal funds by the Transfer Agent, which may take up to [two] days.

Redeeming Shares

You may redeem shares through the Portal at any time. Your shares will be sold at the NAV next calculated after your order is received in proper form by the Transfer Agent.

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To redeem shares of the Fund that are associated with Secondary Blockchain Records, you must first burn any associated Secondary Blockchain Records by initiating a request through the Portal or by submitting a transaction to the blockchain to remove your Secondary Blockchain Records from the secondary ledger before the Transfer Agent will process a redemption request with respect to such shares.

[Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through electronic transfer (ACH) or by wire transfer.

The Fund typically expects that it will take one to three days following the receipt of your redemption request, in good order, to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days if sending proceeds earlier could adversely affect the Fund. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.]

Transferring Shares

In the future, the Fund may allow shares associated with Secondary Blockchain Records to be transferred (instead of being redeemed), and then only through peer-to-peer transactions on blockchain networks used by the Fund, between existing shareholders of the Fund on the Whitelist. Shares that are not associated with Secondary Blockchain Records cannot be and will not be able to be transferred.

[ Signature Guarantee

A signature guarantee is required in the following situations:

●	When ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	For all redemptions in excess of $[●] from any shareholder account.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances. Non-financial transactions, including establishing or modifying certain services on an account, may also require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.]

Shareholder Documents

Account information will be available electronically through the Portal. When creating an account, you will be asked to consent to electronic delivery of materials. In consenting to electronic delivery, you also will receive the Fund's financial reports every six months as well as an annual updated prospectus electronically through the Portal or by e-mail. At any time, you may view a current prospectus and financial report through the Portal or online at superstate.co.

Pricing of Fund Shares

Shares of the Fund are sold at the NAV per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. However, the Fund's NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC"). The NYSE is closed on weekends and most national holidays, including New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

14

Purchase and redemption requests are priced based on the NAV per share next calculated after receipt of such requests by the Transfer Agent in proper form. The NAV is the value of the Fund's securities, cash and other assets, minus all expenses and liabilities. The NAV per share is determined by dividing the Fund's NAV by the number of shares outstanding. The NAV takes into account the expenses and fees of the Fund, including management fees, which are accrued daily.

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures adopted by the Adviser pursuant to Rule 2a-5 under the 1940 Act. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security's last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board has designated the Adviser as its "valuation designee" under Rule 2a-5 of the 1940 Act, subject to the Board's oversight.

Dividends and Distributions

The Fund will generally make distributions of any net investment income monthly and any realized net capital gains at least annually. The Fund may make an additional payment of net investment income or distribution of capital gains if it deems it desirable at any other time of the year.

Dividends and/or capital gains distributions will be automatically reinvested in additional fund shares unless you elect to have your distributions deposited directly to your bank account of record or paid in cash by check. You may change your dividend and capital gains distribution option through the Portal at least [five] days prior to the distribution. Dividends are taxable whether received in cash or reinvested in additional shares.

If you elect to have dividends and/or capital gains distributions paid in cash, the fund automatically will reinvest all distributions under $10 in additional Fund shares. If you choose to receive distributions and/or capital gains paid in cash by check, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions. You will not receive interest on amounts represented by uncashed distribution checks.

Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in an economic sense, a partial return of capital to you.

Reinvestment with Secondary Blockchain Records

For shareholders that have not opted out of the automatic reinvestment program, distributions with respect to any shares associated with Secondary Blockchain Records will be reinvested in additional shares of the Fund, not in additional Secondary Blockchain Records. If desired, shareholders may subsequently request to mint Secondary Blockchain Records for such new shares.

15

Frequent Purchases and Sales of Fund Shares

The Fund does not monitor for market timers or prohibit short-term trading activity. The Board has not adopted any policies or procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. Although the Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may cause the Fund to hold more cash, disrupt the Fund's management, increase its expenses, transaction costs, administrative costs or taxes, and/or dilute the value of Fund shares held by other shareholders.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

●	The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund may impose a purchase maximum on shareholders that would limit the ability of shareholders to purchase Fund shares if their total purchases or account balance exceeds a dollar threshold.

●	Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

●	When you buy shares, it does not create a checking or other bank account relationship with the Fund or any bank.

●	You may only buy shares of the Fund if eligible for sale in your state or jurisdiction.

●	In unusual circumstances, the Fund may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.

●	The Fund may pay redemption proceeds in securities or other assets rather than cash if the Adviser determines it is in the best interest of the Fund, consistent with applicable law. Investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

●	As long as the Fund and its agents follow reasonable security procedures and act on instructions reasonably believed to be genuine, the Fund and its agents will not be responsible for any losses that may occur from unauthorized requests.

Tax Consequences

In general, shareholders conducting transactions in Ether or other cryptocurrencies will be treated for U.S. federal (and possibly state and local) income tax purposes as though they had sold such cryptocurrency and used the proceeds to purchase Fund shares (associated with Secondary Blockchain Records). As such, such shareholders may be subject to U.S. federal, state and local income tax notwithstanding that such shareholder does not have a corresponding receipt of cash. The tax consequences of conducting transactions using cryptocurrency can be complicated and shareholders are urged to consult their own tax advisors as to the consequence of conducting transactions in cryptocurrency.

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its taxable income as required by the tax law and satisfies certain other requirements that are described in the SAI.

The Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income (or, in some cases, as qualified dividend income) depending on the source of such income to the Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Distributions will be taxable to you even if made during periods in which the Fund's share price has declined. Due to the nature of the Fund's investments, it is not anticipated that much, if any, of the dividends from the Fund will be qualified dividend income eligible for taxation at long-term capital gain rates for individual investors.

16

Sale of your Fund shares is a taxable event for you. Depending on the purchase and sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances.

A 3.8% surtax applies to net investment income (which generally will include dividends and capital gains from an investment in the Fund) of U.S. individuals with income over $200,000 for single filers and $250,000 for married joint filers.

Your taxable distributions and redemption proceeds will be subject to backup withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect. Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. You should consult your tax adviser about the potential tax consequences of an investment in a Fund under all applicable tax laws.

Financial Highlights

The Fund had not commenced operations as of the date of this prospectus and therefore does not have financial information.

17

For More Information

Superstate Short-Term Government Bond Fund

More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Report

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, when available. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and is thus legally a part of) this prospectus. The current SAI has been electronically filed with the SEC.

Portfolio Holdings

The Fund will disclose its portfolio holdings monthly at superstate.co. A more detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

To Obtain Information

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, when available, as applicable, free of charge, please communicate through the Portal, visit superstate.co or call [toll-free phone number].

Information Provided by the SEC

Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this prospectus and you should not rely on any other information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

Investment Company Act file number: 811-[●]

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Statement of Additional Information dated June 26, 2023.

SUBJECT TO COMPLETION

STATEMENT OF ADDITIONAL INFORMATION

Dated [●], 2023

Superstate Trust

Superstate Short-Term Government Bond Fund

28 2nd Street, 4th Floor, San Francisco, California 94105 | [Phone Number]

Ticker: [●]

This Statement of Additional Information ("SAI") of Superstate Short-Term Government Bond Fund (the "Fund"), a series of Superstate Trust (the "Trust"), which is not a prospectus, should be read in conjunction with the prospectus of the Fund, dated [●], 2023, as it may be revised from time to time (the "Prospectus"). You may obtain a copy of the Prospectus without charge by writing or calling the Fund at the address or telephone number printed above, or on the Fund's website at superstate.co. The Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund's Prospectus. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually. Since the Fund has not commenced operations as of the date of this SAI, no financial statements are available. Once available, copies of the Fund's annual and semi-annual report to shareholders may be obtained, without charge, by visiting the Fund's website at superstate.co, or upon request by contacting [the Fund] at the telephone number listed above.

References to the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission ("SEC"), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

Table of Contents

General Information About The Trust	3
Investment Objectives, Policies and Restrictions	3
Policies Related to Investment Objective, Diversification and Name	3
Investment Restrictions	4
Non-Fundamental Policies	5
Investment Strategies and Risks of the Fund	5
U.S. Government Securities	5
U.S. Treasury Obligations Risk	6
Repurchase Agreements	7
Illiquid Investments	7
Borrowing	8
Risks of Distributed Ledger Technology	8
Operations and Technology	12
Disclosure of Portfolio Holdings	13
Management of the Fund	14
Information about Each Trustee's Qualification, Experience, Attributes or Skills	15
Additional Information Concerning the Board of Trustees	16
Board Committees	17
Trustee Ownership of Fund Shares and Other Interests	17
Compensation	18
Control Persons, Principal Shareholders and Management Ownership	18
Investment Advisory Arrangements	18
Investment Adviser	18
Subadviser	19
Service Providers	20
Fund Administrator, Transfer Agent and Fund Accountant	20
Blockchain Administrative Services	20
Compliance Services	20
Custodian	20
Independent Registered Public Accounting Firm	21
Legal Counsel	21
Portfolio Managers	21
Material Conflicts of Interest	21
Compensation Overview	21
Ownership of Shares of the Fund	22
Codes of Ethics	22
Proxy Voting Policies and Procedures	22
Brokerage Transactions and Investment Allocation	22
Portfolio Turnover	23
Additional Information About the Trust	23
Additional Information About Purchasing, Redeeming and Transferring Shares	24
How to Buy Shares	24
Redeeming Shares and Delivery of Redemption Proceeds	24
Transferring Shares	25
Determination of Net Asset Value	25
Distributions and Tax Information	26
Distributions	26
Tax Information	26
Taxation of the Fund	27
Anti-Money Laundering Program	31
Financial Statements	31

2

General Information About The Trust

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on June 15, 2023, and is registered with the SEC as an open-end management investment company, known as a mutual fund. The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") permits the Trust's Board of Trustees (the "Board" or the "Trustees") to issue an unlimited number of authorized shares of beneficial interest of no par value, which may be issued in any number of series or portfolios. The Trust currently consists of one portfolio. The Trust from time to time may issue other series, the assets and liabilities of which will be separate and distinct from any other series.

The Fund has not commenced operations as of the date of this SAI.

Investment Objectives, Policies and Restrictions

The following policies and restrictions supplement those set forth in the Prospectus.

The Fund has adopted policies and restrictions relating to the investment of its assets and its activities. "Fundamental policies" may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. As used in this SAI, a majority of the outstanding voting securities of the Fund means the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. "Nonfundamental policies" may be changed at any time, without shareholder approval, by a vote of a majority of the Board and in compliance with applicable law and regulatory policy.

Unless otherwise required by law or stated herein, if a percentage limitation is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such limitation, except with respect to the Fund's policies pertaining to borrowing and illiquid investments. The Fund's policy pertaining to borrowing is not limited to the time of investment and must be maintained on an ongoing basis; if borrowings exceed the applicable percentage limitation as a result of a change in values or assets, the Fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess. In addition, if the Fund's investment in illiquid investments exceeds the applicable percentage limitation as a result of a change in values or assets, the Fund may not add to its illiquid investments and must take action to bring its illiquid investments back within the limit within a reasonable period of time.

Policies Related to Investment Objective, Diversification and Name

The Fund's investment objective, as set forth in the Prospectus, is a non-fundamental policy of the Fund. The investment objective may be changed without shareholder approval upon 60 days' prior notice to shareholders.

The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 95% of its net assets in short duration U.S. government securities (the "95% Policy"). These securities include U.S. Treasury securities, U.S. government agency securities, repurchase agreements collateralized by securities issued by the U.S. government or U.S. government agencies, and other U.S. government securities. Under Rule 35d-1, shareholders must be given written notice at least 60 days prior to any change by the Fund of this policy.

The Fund is classified as diversified under the 1940 Act. The Fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the Fund's outstanding voting securities. The Fund also intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under Internal Revenue Code of 1986, as amended (the "Code"). For information regarding qualification under the Code, see "Distributions and Tax Information" in this SAI.

3

Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)	Concentrate its investments in a particular industry, as the term "concentrate" is used in the 1940 Act. This restriction does not apply to securities of the U.S. government and its agencies, instrumentalities or authorities; securities of any state, territory, possession or municipal governments and their agencies, instrumentalities, authorities or political subdivisions; and repurchase agreements collateralized by any such securities.

(2)	Borrow money, except as permitted under the 1940 Act.

(3)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

(4)	Underwrite securities issued by other persons, except to the extent that the disposition of portfolio securities by the Fund may be deemed an underwriting, or as otherwise permitted by applicable law.

(5)	Purchase or hold real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers engaged in the real estate business or that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by, or linked to, real estate or interests therein, and (iv) purchase and hold real estate acquired by the Fund as a result of the ownership of securities or other instruments.

(6)	Purchase or sell commodities or commodity contracts, except as permitted under the 1940 Act.

(7)	Make loans to the extent prohibited under the 1940 Act.

(8)	Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

Notations Regarding the Fund's Investment Restrictions

The following notations are not considered to be part of the Fund's fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets from banks for any purpose, and to borrow up to 5% of the Fund's total assets from banks or other lenders for temporary purposes. The Fund's total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as "leveraging." Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.

With respect to the fundamental policy relating to commodities or commodity contracts set forth in (6) above, references to "commodities" or "commodity contracts" are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

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With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities). However, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. The policy in (7) above will be interpreted not to apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

With respect to the fundamental policy relating to diversification set forth in (8) above, the Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in any one issuer.

Non-Fundamental Policies

The Board has adopted the following additional non-fundamental policies for the Fund, which may be changed by the Board without shareholder approval.

The Fund may not:

a)	Make any change to the Fund's investment objective or 95% Policy without providing at least 60 days' prior written notice to shareholders.

b)	Purchase illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less) if, in the aggregate, more than 15% of the Fund's net assets would be invested in illiquid securities.

Investment Strategies and Risks of the Fund

The following information supplements the discussion of the Fund's investment policies and restrictions described above, as well as the investment objective, principal investment strategies and risks set forth in the Prospectus. If a particular type of security or investment technique is not discussed in the Prospectus, that security or investment technique is not a principal investment strategy of the Fund.

U.S. Government Securities

U.S. government securities include obligations of, or securities guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. These securities may bear fixed, floating or variable rates of interest. Yields on debt instruments, including fixed income U.S. government securities, depend on a variety of factors, including the general conditions of the money, bond, and note markets, the size of a particular offering, the maturity date of the obligation, and the rating of the issue. Debt instruments with longer maturities tend to produce higher yields and are generally subject to greater price fluctuations in response to changes in market conditions than obligations with shorter maturities. An increase in interest rates generally will reduce the market value of portfolio debt instruments, while a decline in interest rates generally will increase the value of the same instruments.

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Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association ("GNMA"). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks. A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future if it is not obligated to do so by law. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund.

Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities.

Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. Raising the ceiling on U.S. government debt has also become increasingly politicized. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling or any actual failure to do so could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The total public debt of the United States has grown rapidly since the beginning of the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

U.S. Treasury Obligations Risk

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually.

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The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline. On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of the Fund's U.S. Treasury obligations to decline.

Repurchase Agreements

The Fund may enter into repurchase agreements by which the Fund purchases portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed-upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security.

A repurchase agreement must be collateralized by securities issued by the U.S. government or U.S. government agencies, and these must be maintained by the seller in a segregated account for the Fund. The value of such collateral will be monitored throughout the term of the repurchase agreement in an attempt to ensure that the market value of the collateral always equals or exceeds the repurchase price (including accrued interest). If the value of the collateral dips below such repurchase price, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

Repurchase agreements will be entered into with commercial banks, brokers and dealers considered by the Subadviser to be creditworthy. However, the use of repurchase agreements involves certain risks such as default by, or insolvency of, the other party to the transaction. The Fund also might incur disposition costs in connection with liquidating the underlying securities or enforcing its rights. However, in any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement would include only cash items and/or obligations issued by the U.S. Government or its agencies or instrumentalities.

Typically, repurchase agreements are in effect for one week or less, but they may be in effect for longer periods of time. Repurchase agreements of more than seven days' duration are subject to the Fund's limitation on investments in illiquid investments, which means that no more than 15% of the market value of the Fund's total assets may be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent that the Subadviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The inability of the Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes.

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Borrowing

Although the Fund does not intend to borrow money as part of its principal investment strategy, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third of its net assets. The Fund currently intends to borrow only for temporary or emergency (not leveraging) purposes.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Risks of Distributed Ledger Technology

The following is a description of risks associated with distributed ledger technology or blockchain. The disclosure in this section supplements the discussion set forth in the Prospectus.

Blockchain technology risk only affects the Secondary Blockchain Records (as defined below) and does not affect the Fund's investments, as the Fund does not directly or indirectly invest in any assets that rely on blockchain technology.

Use of Blockchain

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable and immutable (i.e., permanent) way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner, eliminating the need for an intermediary to process, validate or authenticate transactions. Cryptography is a method of storing, transmitting, and authenticating data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as "nodes" or "validators") that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called "blocks" that are linked together to form a "chain", which is what gives the technology its name. Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The secondary recording of Fund shares on blockchain (the "Secondary Blockchain Records") will not affect the Fund's investments or your ownership of Fund shares. The Fund does not invest directly or indirectly in any assets that rely on blockchain technology, such as cryptocurrencies or other digital assets.

You do not need to provide a blockchain wallet address when purchasing shares. However, if you elect to receive ("mint") a secondary record of your shares on a blockchain, you must have a blockchain wallet address that is registered with Superstate Inc., the Fund's investment adviser (the "Adviser"), and is part of the blockchain address "Whitelist" maintained by the Adviser. This Whitelist is a registry of blockchain wallet addresses that are associated with eligible shareholders who have successfully completed the Fund's anti-money laundering/know-your-client process and can hold or receive Fund shares (see the section of this SAI entitled "Anti-Money Laundering Program"). Shareholders who have their blockchain wallet address removed from the Whitelist will not be able to mint additional Secondary Blockchain Records to that blockchain wallet address, but may redeem their shares for cash as discussed in the section entitled "Redeeming Shares and Delivery of Redemption Proceeds" of this SAI.

"Wallets" are software applications or devices which store a shareholder's public and private keys. The Fund does not have a proprietary blockchain wallet for use with Fund shares. Rather, third-party developed blockchain wallets compatible with Fund shares may be available as a web-based application, mobile application, desktop application, web browser plugin, or on a hardware-based device. Fund shares purchased by a shareholder will always be recorded in the records of the Fund's transfer agent, ALPS Fund Services, Inc. ("ALPS" or the "Transfer Agent"). Shares owned by the client which are associated with Secondary Blockchain Records will be publicly viewable as being owned by that blockchain wallet address, e.g. in a "blockchain explorer." While the blockchain will maintain a permanent ledger of the ownership of Secondary Blockchain Records by that blockchain wallet address, and the blockchain wallet address will be denoted as "Whitelisted" in the records of the Adviser, no other personally-identifiable information associated with a blockchain wallet address should otherwise be disclosed publicly through the blockchain. An investor can access their blockchain wallet address (using a distinct private key) on the blockchain network to initiate a transaction relating to their Secondary Blockchain Records.

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The Adviser relies on one or more transaction protocols referred to as "smart contracts" in connection with the minting, burning, and transferring of Secondary Blockchain Records. Smart contracts are self-executing contracts with the terms of the agreement written into software code. Like all software code, smart contracts are exposed to risk that the code contains an error or other security vulnerability, which can lead to adverse impacts on the Fund or shareholders, including disruption of the Fund's operational capacity, loss of assets that are held on or transacted through the smart contract, and delays or uncertainty in the Transfer Agent's record of the correct and valid owner of a given share in its internal books, potentially leading to extended legal processes to determine ownership and the inability to timely redeem shares.

In the event of a conflict between the transaction history on the blockchain and the records maintained by the Transfer Agent, where it is determined in accordance with the Adviser's and Transfer Agent's recordkeeping policies and procedures that the transaction history on the blockchain is erroneous, the Adviser shall update the blockchain record as necessary to reflect any changes resulting from the dispute resolution process. Such an update will be recorded and viewable for transparency on the blockchain as a subsequent transaction.

Additionally, delays in transaction processing have occurred on the blockchain networks. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions, including in relation to upgrades on changes in the applicable blockchain. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Fund may choose to reevaluate the suitability of a particular network for the Fund's shares in the event of future or recurring delays.

The Adviser believes that, in the future, the ownership of the Fund's shares may be maintained and recorded primarily on blockchain networks, although there is no guarantee that this will occur. The Adviser believes that the use of blockchain may, in the future, permit reduced settlement times and provide other benefits to Fund shareholders with respect to Fund shares associated with Secondary Blockchain Records.

Furthermore, in the future, shares of the Fund may be available for transfer via blockchain in a secondary trading market, such as an electronic trading platform that is registered with the SEC as an alternative trading system ("ATS"). Any disruption to the operations of an ATS, including a broker-dealer's interface with an ATS, could materially disrupt trading in, or potentially result in a complete halt in the trading of, the Fund's shares on that platform. The Fund has no current agreement to make its shares available for trading on any ATS, but may enter into such an agreement in the future. These features are not currently, and may never be, available to investors. These features would be subject to then-existing regulations and regulatory interpretations.

There are potential risks associated with the issuance, redemption, transfer, recordkeeping and custody of shares maintained and recorded on a blockchain. For example, the shares of a fund which offers such features may be subject to the following risks, among others:

1.	a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in such shares are recorded;

2.	the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven;

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3.	the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or "hacked," which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	the possibility that new technologies or services inhibit access to a blockchain;

5.	the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6.	because of the differences between the way that shares recorded on a blockchain may be issued and recorded as compared to shares in a mutual fund that does not offer similar blockchain recordkeeping methods, there is a risk that issues that might easily be resolved by existing law if traditional recordkeeping methods were involved may not be easily resolved for shares associated with blockchain records. The occurrence of any related issue or dispute could have a material adverse effect on an affected fund's business or its affected shareholders.

To the extent that the Fund implements a wider array of blockchain-integrated features in the future, such as the ability to perform peer-to-peer secondary market transfers of shares, some or all of the risks listed above may become risks applicable to the Fund and the Secondary Blockchain Records.

Blockchain Fees, Functionality and Transaction Processing

Users of blockchains must pay transaction fees (sometimes called "gas") to the blockchain to validate a transaction, which in the case of Ethereum is in the form of Ether, the native digital asset for the operation of Ethereum. Such transaction fees are generally intended to protect the networks from frivolous or malicious computational tasks.

The amount of gas required to execute a transaction will vary from time to time depending on, among other things, the complexity or size of a particular transaction and the congestion on a blockchain network. Congestion on a blockchain network may be due to increased transactions involving smart contracts that are unrelated to the Fund's shares, and the Fund cannot control such congestion. The Fund does not establish the amount of gas required to complete a transaction record and there is no limit on the gas price a transaction record may need to complete in a timely manner.

When an investor desires to engage in a blockchain transaction, including minting, burning, or transferring Secondary Blockchain Records, the investor who initiates the transaction is required to pay the gas. Additionally, an error in the smart contract creating Fund shares could result in unintended or uncontrolled gas usage which, if not limited by an investor through the investor's blockchain wallet interface, may deplete the amount of digital assets held by the investor.

The Fund is responsible for the payment of any blockchain transaction fees related to minting Secondary Blockchain Records or whitelisting a blockchain wallet address. Shareholders are responsible for the payment of any blockchain transaction fees related to removing (or "burning") or transferring Secondary Blockchain Records. If a shareholder initiating such transactions does not have sufficient funds to pay the gas costs, the transaction will not be executed on the blockchain.

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The Ethereum Network

The suitability of a network, such as Ethereum, and its underlying blockchain ledgers on which the Secondary Blockchain Records of the Fund's shares will rely could decline due to a variety of causes, adversely affecting the functionality of the Secondary Blockchain Records and potentially an investment in the Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The suitability of such networks for the functionality of the shares depends upon a variety of factors, including:

1.	The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2.	Effectiveness of the validators and the network's consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3.	The continued participation of a number of trusted validators;

4.	The lack of collusion between trusted validators;

5.	Disputes among the developers or validators of the network;

6.	Changes in the consensus or validation scheme that underlies the network;

7.	The failure of cybersecurity controls or security breaches of the network;

8.	The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9.	The existence of undiscovered technical flaws in the network;

10.	The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

11.	The price of the blockchain asset associated with the respective network;

12.	The cost of transaction fees to use the network;

13.	Intellectual property rights-based or other claims against the network's participants;

14.	The continued adoption of the network; and

15.	The maturity of the computer software programming software development kit used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect the Fund's operations or the functionality of the Secondary Blockchain Records.

Furthermore, the blockchain record made available through an applicable blockchain is an open source, public distributed ledger that stores the complete transaction history of the Secondary Blockchain Records. As a result, transparent data, other than shareholder personal identifying information, will be publicly available via the published blockchain and tools such as block explorers. Such transaction data is secured by cryptography and only a public-key-derived blockchain wallet address (and not a shareholder's personal identifying information) will be exposed to the public on the blockchain. Issuance and redemption of shares in the official record of share ownership maintained by the Transfer Agent in book-entry form will not be visible on the blockchain. The personal identifying information necessary to associate a public key representing a given block of Secondary Blockchain Records with the record owner of the shares associated with such Secondary Blockchain Records will be maintained by the Adviser and will not be available to the public. However, if there are data security breaches with respect to such database(s) resulting in theft of the information necessary to link personal identity with the public key and related share transactions, the stolen information could be used to determine a shareholder's identity and complete transaction history in the Secondary Blockchain Records. Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance and size of the Fund.

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Blockchain Regulation

Regulation of digital assets, blockchain technologies and digital asset platforms is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact the Fund, and thus the Fund's shareholders. Failure by the Fund's service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Fund (and thus to the Fund's shareholders), including civil penalties and fines.

New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Fund's ability to issue and redeem shares or otherwise make distributions, the secondary market liquidity and market price of shares (should such secondary market liquidity be available in the future), shareholders' ability to access or otherwise utilize an exchange or platform for trading of the shares (should such a platform or exchange exist in the future and such activity be permitted by the Fund) and the structure, rights and transferability of the shares (should shareholders be permitted to transfer or exchange shares in the future). Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede the Fund's current or future activities.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the blockchain networks and their users, developers and service providers that fall within such jurisdictions' regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact the Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Fund and the Fund's service providers.

Operations and Technology

The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund's service providers, counterparties, or other market participants or data within them (a "cyber-attack"). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, the Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose the Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund's operations.

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If there is a cyber-attack on the Fund's Portal, internal or affiliate platforms, or the blockchain network(s) used by the Fund, the Adviser may lose the ability to control compliance and transfer restrictions programmed into the Fund's smart contracts which could increase the possibility of fraud relating to investors' shares in the Fund that are associated with Secondary Blockchain Records. Such fraud could result in claims against the Fund and could have a substantial adverse effect on the financial and business operations of the Fund.

Disclosure of Portfolio Holdings

The Board has adopted a policy with respect to the protection of certain non-public information which governs disclosure of the Fund's portfolio holdings (the "Policy"). The Policy is designed to protect the confidentiality of the Fund's portfolio holdings information and to prevent the selective disclosure of such information. The Policy provides that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Divulging Fund portfolio holdings to selected third parties is permissible only when the affected party has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality. The Policy may be modified at any time with the approval of the Board.

The Board will periodically review the list of entities that have received, other than through public channels, information regarding the Fund's portfolio holdings, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of the Policy.

Only the Trust's Chief Compliance Officer ("CCO") or persons designated by the CCO may approve the disclosure of portfolio holdings. Except as set forth under "Policy Exceptions" below, exceptions to the Policy may only be made if the CCO or an officer of the Trust in consultation with the CCO determines that the disclosure is being made for a legitimate business purpose. Such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, third parties and service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential information regarding the Fund's portfolio holdings received and not to trade on any non-public information received. Neither the Fund nor its service providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of information relating to the Fund's portfolio holdings.

Disclosure of portfolio holdings and/or transaction information that is not publicly available may be made to relevant service providers. In addition, to the extent permitted under applicable law, the CCO or its designee may regularly distribute (or authorize the Custodian or principal underwriter, if applicable, to distribute) non-public portfolio information to the Fund's relevant service providers and facilitate the review of the Fund by certain mutual fund analysts and ratings agencies ("Rating Agencies"), provided that such disclosure is limited to the information that the CCO or the CCO's designee believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under the Policy, non-public portfolio information may not be disseminated for compensation or other consideration.

Before any disclosure of non-public portfolio information to service providers or Rating Agencies is permitted, the CCO or the CCO's designee must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the receipt of non-public portfolio information by a service provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the non-public information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent auditors, independent registered public accountants or legal counsel.

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The CCO or the CCO's designee shall have primary responsibility for ensuring that the portfolio holdings information is disclosed only in accordance with the Policy. As part of this responsibility, the CCO will maintain such internal policies and procedures as the CCO believes are reasonably necessary for preventing the unauthorized disclosure of non-public portfolio information.

Full Portfolio Holdings

In accordance with rules established by the SEC, the Fund sends semi-annual and annual reports to shareholders that contain a full listing of portfolio holdings as of the [second] and [fourth] fiscal quarters, respectively, within 60 days of quarter end. The Fund also discloses complete portfolio holdings as of the end of the [first] and [third] fiscal quarters on Form N-PORT, which is filed with the SEC within 60 days of quarter end. These reports are available, free of charge, on the EDGAR database on the SEC's website at. [Additionally, the Fund's top-ten holdings are posted within [ten] business days after each month end through the Portal and on the Fund's website, superstate.co.]

Policy Exceptions

The following disclosures of portfolio holdings are not prohibited by the Policy:

●	disclosures that are required by law;

●	disclosures necessary for service providers to perform services to the Fund;

●	disclosure necessary for Rating Agencies to assess applicable fund ratings;

●	disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;

●	disclosures to the Fund's or service providers' regulatory authorities, accountants, or counsel; and

●	any portfolio holdings that pre-date portfolio holdings that have been publicly disclosed (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

Management of the Fund

The overall management of the Trust's business and affairs is vested with its Board. The Board consists of four individuals (each, a "Trustee"), three of whom are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objective, strategies and policies and to the general supervision of the Board.

The Trustees and officers of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships during the past five years, are shown below. The Trustees and officers have all served since the Fund's inception. There is no stated term of office for Trustees or officers of the Trust. The business address of each Trustee and officer is [Address].

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Independent Trustees

Name, Year of Birth	Position(s) Held with the Trust (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[●]	[●]	[●]	1	[●]
[●]	[●]	[●]	1	[●]
[●]	[●]	[●]	1	[●]

Interested Trustee

Name, Year of Birth	Position(s) Held with the Trust (Since)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[●]	[●]	[●]	1	[●]

[●] is an "interested person" as defined in the 1940 Act, by reason of his position as [●] of the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Year of Birth	Position(s) Held with the Trust (Since)	Principal Occupation(s) During Past 5 Years
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]

Information about Each Trustee's Qualification, Experience, Attributes or Skills

Additional information about each Trustee follows (supplementing the information provided in the tables above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees. The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board for the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's Nominating and Compensation Committee contains certain other factors considered by such committee in identifying and evaluating potential Trustee nominees. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Trust's or the Adviser's counsel. Counsel to the Trust and to the Board have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

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[Trustee Name] — [Description of the Trustee's experience and qualifications]

[Trustee Name] — [Description of the Trustee's experience and qualifications]

[Trustee Name] — [Description of the Trustee's experience and qualifications]

[Trustee Name] — [Description of the Trustee's experience and qualifications]

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Adviser, Subadviser, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Subadviser, Administrator, Custodian, and Transfer Agent. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations. The Board has appointed a CCO who administers the Trust's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly and involve the Board's review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established two standing committees, an Audit Committee and a Nominating and Compensation Committee, which are discussed in greater detail under "Board Committees," below. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Board of the Trust has appointed [●] as Chair of the Board.

Board Oversight of Risk Management

The Board's role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Administrator, Adviser, Subadviser and their affiliates, as applicable, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the Board, acting at its scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with and receives reports from senior personnel of Administrator, Adviser, Subadviser and their affiliates, as applicable, the Fund's service providers, the Trust's CCO and portfolio management personnel. The Board's Audit Committee (which consists of all Independent Trustees) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Fund's independent registered public accounting firm and the Trust's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of Administrator, Adviser, Subadviser and their affiliates, as applicable, regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the Board also receives informational reports from the Board's independent legal counsel and separate counsel to the Trust regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board's risk management oversight is subject to inherent limitations.

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Board Committees

The Trust has established the following [two] standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee and the Nominating and Compensation Committee. There is no assurance, however, that the Board's committee structure will prevent or mitigate risks in actual practice.

The Audit Committee is comprised of all of the Independent Trustees. [Mr.][Ms.] [●] is the Chair of the Audit Committee. The Audit Committee typically meets quarterly. The function of the Audit Committee is to review the scope and results of the audit and any matters bearing on the audit of the Fund's financial statements.

The Nominating and Compensation Committee is comprised of all, and only of, the Independent Trustees. The Nominating and Compensation Committee meets only as necessary and is responsible for (i) seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and (ii) establishing appropriate compensation for serving on the Board. The Nominating and Compensation Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Nominating and Compensation Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust's By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between [120 and 150] days prior to the shareholder meeting at which any such nominee would be voted on.

Trustee Ownership of Fund Shares and Other Interests

No Trustee owned shares of the Fund as of the date of this SAI.

As of the date of this SAI, none of the Independent Trustees or their immediate family members own securities beneficially or of record in the Adviser, Subadviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Subadviser. Accordingly, none of the Independent Trustees or their immediate family members have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, Subadviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Subadviser. In addition, since the Fund commenced operations, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, Subadviser or any affiliate thereof was a party.

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Compensation

The Independent Trustees each receive an annual retainer of $[●] per year for their services to the Trust, an additional $[●] per regularly scheduled Board meeting, and an additional $[●] per special meeting, paid by the Trust, as well as reimbursement for expenses incurred in connection with attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Independent Trustees. As of the date of this SAI, the Independent Trustees have not received any compensation from the Trust.

Control Persons, Principal Shareholders and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Because the Fund had not commenced operations prior to the date of this SAI, there are no principal shareholders or control persons of the Fund. As of the date of this SAI, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund.

Investment Advisory Arrangements

Investment Adviser

Superstate Inc. acts as investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Its principal address is 28 2nd Street, 4th Floor, San Francisco, California, 94105. In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on an annual rate equal to 0.33% of the value of the Fund's average daily net assets. The Adviser oversees the investment advisory services provided to the Fund. [Insert brief description of the control persons of the Adviser.]

As of the date of this SAI, the Fund has not made any payments to the Adviser for management services.

The Advisory Agreement continues in effect for two years from its effective date, and from year-to-year thereafter if approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time, without penalty, upon 60 days' written notice by either party to the Advisory Agreement or by the vote of a majority of the outstanding voting securities of the Fund and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

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In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; applicable blockchain transaction fees; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a portion of expenditures in connection with meetings of the Fund's shareholders and the Trust's Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Fund which insure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the SAI of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

The Adviser has entered into a written expense limitation agreement with the Fund to waive its advisory fees and/or assume certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (excluding certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) do not exceed 0.33% of average daily net assets, through [date]. This contractual agreement may be terminated by the Board upon 90 days' notice.

Subadviser

[Subadviser] serves as the Fund's sub-adviser, and is responsible for the day-to-day management of the Fund's investments. [Subadviser], a registered investment adviser, [insert description of Subadviser]. Its principal office is located at [address]. [Subadviser] manages the Fund's portfolio investments and places orders to buy and sell the Fund's portfolio investments. The Adviser pays [Subadviser] for providing sub-advisory services to the Fund.

As of the date of this SAI, the Adviser has not made any payments to the Subadviser for sub-advisory services to the Fund.

The Sub-Advisory Agreement continues in effect for at least two years from its effective date, and from year-to-year thereafter if approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party in the manner required by the 1940 Act. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser or the Subadviser, in each case on not less than 30 days' prior written notice to the other party. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment", as defined in the 1940 Act, or upon the termination of the Advisory Agreement.

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Service Providers

Fund Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the "Administration Agreement"), ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, acts as the administrator to the Fund (in such capacity, the "Administrator"). The Administrator provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Administrator is entitled to certain out-of-pocket expenses.

ALPS has also entered into a Transfer Agency and Service Agreement with the Trust, under which it acts as the Transfer Agent for the authorized and issued shares of beneficial interest for the Fund and as dividend disbursing agent of the Trust. The Transfer Agent maintains the official record of share ownership in book-entry form. As compensation for the foregoing services, the Transfer Agent receives certain out-of-pocket costs and account fees.

As of the date of this SAI, the Fund has not made any payments to the Administrator for fund administration, transfer agency or fund accounting services.

Blockchain Administrative Services

The Adviser provides blockchain administrative services to the Fund pursuant to the Investment Advisory Agreement. The Adviser is responsible for providing, or arranging for the provision of, programming, development and administrative services necessary for maintaining the Secondary Blockchain Records. This includes, for example, coding "smart contracts" associated with the minting, burning and transferring of Secondary Blockchain Records, and maintaining and updating such code as necessary. Smart contracts are self-executing contracts with the terms of the agreement written into software code.

Pursuant to the Investment Advisory Agreement, the Adviser provides programming and other development services related to Fund shares. The Fund's smart contracts use a programming standard that enables the Adviser to program compliance-related transfer restrictions into the smart contract. This means that the Adviser can program conditions for the minting, burning and transferring of Secondary Blockchain Records, such as requirements that holders must be whitelisted. This limits the ability of a shareholder to perform transactions relating to the Secondary Blockchain Records that are inconsistent with the policies of the Fund and the Adviser.

Compliance Services

Key Bridge Compliance LLC, with offices at 36 Pike Street, Floor Two, Covington, Kentucky 41011, provides Chief Compliance Officer ("CCO") services to the Trust. The cost of the CCO services is charged to the Trust and approved by the Board annually.

Custodian

Pursuant to a Custody Agreement between the Trust and [Custodian], located at [address] (the "Custodian"), the Custodian serves as the custodian of the Fund's assets, holds the Fund's portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with [an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses].

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The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Independent Registered Public Accounting Firm

[Accounting Firm], with offices at [address], is the independent registered public accounting firm for the Fund, whose services include auditing the Fund's financial statements and the performance of related tax services.

Legal Counsel

Proskauer Rose LLP, with offices at Eleven Times Square, New York, NY 10036, serves as legal counsel to the Trust.

Portfolio Managers

The members of the Adviser's team that are jointly and primarily responsible for the selection, monitoring and oversight of the Subadviser are Robert Leshner, CFA and Jim Hiltner, CFA.

The Fund's assets are managed by a team of financial professionals employed by the Subadviser: [Names of Portfolio Managers]. The following tables show the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within various categories as of [date].

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[●]	[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]	[●]	[●]

Material Conflicts of Interest

[The Subadviser does not foresee any conflicts of interest in the management of the Fund and its other accounts. The Subadviser, as a matter of policy and practice, acts as a fiduciary in all client matters, seeks to avoid or resolve conflicts of interest, and meets all regulatory requirements. Standards of business conduct are detailed in the Subadviser's Code of Ethics. Each employee is responsible to have read, be familiar with, and annually certify compliance with the Subadviser's Code of Ethics. There is no conflict of the duties necessary for the Fund and other products. In all cases, the Subadviser acts as a fiduciary of client assets and accounts and follows its trading policies and procedures.]

Compensation Overview

[Include discussion of the portfolio managers' compensation structure.]

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Ownership of Shares of the Fund

As of the date of this SAI, the portfolio managers do not beneficially own any shares of the Fund.

Codes of Ethics

The Fund, the Adviser and the Subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act (each, a "Code of Ethics") that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund. Each Code of Ethics is designed to ensure, among other things, that all "Access Persons" conduct their personal securities transactions in a manner where shareholders' interests are placed first and foremost, and consistent with the law. Access Persons generally include all board members and officers of the Trust, the Adviser and the Subadviser, as well as certain employees and control persons of the Fund, Adviser or Subadviser (or any company in a controlled relationship with such entity) who have access to information regarding the purchase or sale of securities by the Fund.

Each Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's website at www.sec.gov.

Proxy Voting Policies and Procedures

At this time, the Fund intends to invest exclusively in non-voting securities. To the extent the Fund invests in voting securities, the Board has delegated the authority to vote proxies with respect to such securities to the Subadviser in accordance with the proxy voting policies and procedures (the "Policies") of the Subadviser. A copy of the Policies can be found in Appendix A.

If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, from the Fund's website at superstate.co and on the SEC's website at www.sec.gov.

Brokerage Transactions and Investment Allocation

[When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Subadviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Subadviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security.

Investment decisions for the Fund are made independently from those of other accounts managed by the Subadviser and accounts managed by affiliates of the Subadviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Subadviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Subadviser and/or certain investment adviser affiliates of the Subadviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.]

The Fund has not paid brokerage commissions as it has not commenced operations as of the date of this SAI.

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Portfolio Turnover

The portfolio turnover rate of the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and also may be affected by cash requirements for redemptions of the Fund's shares by requirements that enable the Trust to receive certain favorable tax treatments.

The Fund's annual portfolio turnover rate will be included in the "Financial Highlights" section of the Fund's Prospectus following the commencement of Fund operations.

Additional Information About the Trust

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund's liquidation, all shareholders would participate pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. Currently, the Fund has only one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a class represents an equal proportionate interest in that class with each other share of that class. The shares of each class participate equally in the earnings, dividends and assets of that class. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable. Shareholders are entitled to one vote for each share held. Shares of each class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, in certain circumstances, the right to remove one or more Trustees without a meeting.

Any class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the class's outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the class's shareholders. Unless each class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any Trustee or Trust officer held personally liable for obligations of the Fund or the Trust. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible claims and other liabilities.

The Declaration of Trust does not require the issuance of share certificates and no share certificates have been issued for the Fund.

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Additional Information About Purchasing, Redeeming and Transferring Shares

The information provided below supplements the information contained in the Prospectus regarding the purchase, redemption and transfer of Fund shares.

How to Buy Shares

The Fund is available to investors that purchase shares directly from the Fund through the Portal, as described in the section of the Prospectus entitled "How to Buy and Redeem Fund Shares".

The public offering price of Fund shares is the NAV per share. Shares are purchased at the public offering price next determined after the Transfer Agent receives your purchase request in good order. In most cases, to receive that day's public offering price, the Transfer Agent must receive your purchase request in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.

The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser such rejection is in the best interest of the Fund.

To establish a Fund account, potential shareholders must complete an application and other documentation through the Portal, as described in the section of the Prospectus entitled "How to Buy and Redeem Fund Shares".

Redeeming Shares and Delivery of Redemption Proceeds

You may request to redeem shares at any time, only through the Portal. Your shares will be redeemed at the NAV next calculated after your order is received in proper form by the Transfer Agent.

To redeem shares of the Fund that are associated with Secondary Blockchain Records, shareholders must burn any associated Secondary Blockchain Records by initiating a burn and redemption request through the Portal, or by submitting a transaction to the blockchain to remove their Secondary Blockchain Records from the secondary ledger and then initiating a redemption request through the Portal. Shareholders that hold shares associated with Secondary Blockchain Records have the same redemption rights as all other shareholders, subject to the procedures associated with burning the associated Secondary Blockchain Records prior to redemption. Delays or issues in transaction processing on the blockchain network could delay or disrupt the process of burning Secondary Blockchain Records and thereby delay a shareholder's redemption of their Fund shares. Recording of shares on blockchain in the form of Secondary Blockchain Records by shareholders is optional.

Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through electronic transfer (ACH) or by wire transfer. The Fund typically expects that it will take one to three days following the receipt of your redemption request, in good order, to pay out redemption proceeds. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your purchase amount has cleared, whichever occurs first.

Payments to shareholders for redemptions of Fund shares will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form via the Portal, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

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The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Transferring Shares

In the future, the Fund may allow shares associated with Secondary Blockchain Records to be transferred, and then only in peer-to-peer transactions on blockchain networks used by the Fund, between existing shareholders of the Fund on the Whitelist. The Transfer Agent's Official Record would be reconciled and matched routinely with the Secondary Blockchain Records to effect any peer-to-peer transfers of shares. However, this feature is not currently, and may never be, available to investors, and would be subject to then-existing regulations and regulatory interpretations. Shares that are not associated with Secondary Blockchain Records cannot be transferred.

Determination of Net Asset Value

The NAV of the Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for business. However, the Fund's NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday/Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.

The NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses). [The NAV per Share is calculated to the nearest whole cent.]

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund's valuation designee pursuant to procedures adopted by the Adviser. The Board has designated the Adviser as its "valuation designee" under Rule 2a-5 of the 1940 Act, subject to its oversight.

Over-the-counter securities shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under the valuation designee's approved procedures.

Debt securities are similarly valued under the valuation designee's procedures, which may include independent third-party pricing services. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

The Fund's securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.

25

Distributions and Tax Information

Distributions

Distributions from net investment income will generally be made monthly and distributions from net profits from the sale of securities are generally made annually. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year also will be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

For shareholders that have not opted out of the automatic distribution reinvestment program, distributions will be received in additional shares of the Fund. For shareholders that own shares associated with Secondary Blockchain Records, distributions with respect to such shares will likewise be received in the form of Fund shares, not in additional Secondary Blockchain Records. If desired, shareholders may subsequently request to mint Secondary Blockchain Records for such new additional shares.

Tax Information

The following discussion is a general summary of certain material federal income tax considerations applicable to the Fund, to its qualification and taxation as a regulated investment company ("RIC") for federal income tax purposes under Subchapter M of the Code, and to the acquisition, ownership, and disposition of shares in the Fund's shares. This summary applies only to beneficial owners that acquired shares of the Fund from the Fund in an initial offering.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the Fund or its shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under federal income tax laws, including shareholders that are not U.S. shareholders (as defined below), shareholders that hold Secondary Blockchain Records, shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, persons who hold shares in the Fund as part of a straddle or a hedging or conversion transaction, real estate investment trusts ("REITs"), other RICs, tax exempt organizations, banks and other financial institutions, U.S. shareholders whose functional currency is not the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations, and passive foreign investment companies. This discussion does not discuss any aspects of U.S. estate or gift tax or non-U.S., state or local tax laws nor does it discuss the special treatment under federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets. This summary is limited to shareholders that hold the Fund's shares as capital assets (within the meaning of the Code), and does not address owners of a shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek any ruling from the U.S. Internal Revenue Service (the "IRS") regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

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For purposes of this discussion, a "U.S. shareholder" is a beneficial owner of the Fund's shares that is for federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	a trust, if a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for federal income tax purposes; or

●	an estate, the income of which is subject to federal income taxation regardless of its source.

For purposes of this discussion, a "non-U.S. shareholder" is a beneficial owner of the Fund's shares that is not a U.S. shareholder or an entity that is treated as a partnership for federal income tax purposes.

If a partnership (including an entity treated as a partnership for federal income tax purposes) holds the Fund's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective beneficial owners of the Fund's shares that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of the Fund's shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in the shares will depend on the facts of the shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the federal income tax consequences of the acquisition, ownership and disposition of the Fund's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Taxation of the Fund

The Fund, as the sole series of the Trust, has elected and intends to continue to be treated as a regulated investment company under Subchapter M of the Code, and to comply with all applicable requirements regarding the source of its income, diversification of its assets and the timing and amount of its distributions.

If the Fund (1) qualifies as a RIC and (2) satisfies the distributions requirements discussed below, then the Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to shareholders. The Fund will be subject to federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its shareholders.

The Fund's policy is to distribute to its shareholders all of its investment company taxable income (before the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes in any year. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes in every year. To avoid a nondeductible 4% Federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 of such year, and (iii) any amounts from the prior calendar year that were not distributed and on which no federal income tax was paid by the Fund.

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To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts), including certain deemed inclusions, derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership (the "90% Gross Income Test"). The Fund must also satisfy the following two asset diversification tests (the "Diversification Tests"). At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (within the meaning of the Code) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund's net investment income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund's net tax-exempt interest, if any.

To enable the Fund to make distributions to shareholders that will be sufficient to enable the Fund to satisfy the distribution requirements described above, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund's business (or be unable to take actions that are advantageous to its business).

The Fund has an "opt-out" distribution reinvestment program ("DRIP"). The tax consequences to shareholders of participating in the DRIP are discussed below.

Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a "C" corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund's best interest.

Failure to Qualify as a RIC

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for the relief provisions, the Fund would be subject to federal income tax on all of its taxable income at the regular corporate federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to the holders of its shares. Additionally, the Fund would not be able to deduct distributions to its shareholders, nor would distributions to the holders of the Fund's shares be required to be made for federal income tax purposes. Any distributions the Fund makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. shareholders, to the extent of the Fund's current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders of its shares that are corporations for federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders adjusted tax basis in its shares of the Fund's shares, and any remaining distributions would be treated as capital gain.

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The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Taxation of U.S. Shareholders

The following summary generally describes certain material federal income tax consequences of an investment in the Fund's shares beneficially owned by U.S. shareholder (as defined above).

Net investment income generally consists of interest and dividend income, less expenses. Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset income of the Fund in future years. For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. The aggregate amount so reported to either individual or corporate shareholders, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time a shareholder held his or her Fund shares. Capital gains distributions are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph. There is no requirement that the Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions generally are taxable when received or deemed to be received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a liability for the alternative minimum tax of a shareholder who is an individual. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined. Investors should consider that the price of shares in the Fund may reflect the value of an upcoming dividend, which will be taxable to all shareholders of record even though it may represent a partial return of capital in an economic sense.

For taxable years beginning before 2025, non-corporate taxpayers generally may deduct 20% of "qualified business income" derived either directly or through partnerships or S corporations.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon redemption or sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption or sale may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

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Shareholders who have not "opted-out" of the DRIP will have their cash dividends and distributions automatically reinvested in additional shares of the Fund, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to shareholders. A shareholder will have an adjusted basis in the additional shares purchased through the DRIP equal to the dollar amount that would have been received if the shareholder had received the dividend or distribution in cash, unless the Fund were to issue new shares that are trading at or above NAV, in which case, the shareholder's basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the shareholder's account.

Under the Code, the Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that the shareholder is subject to backup withholding. Certain shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the Fund could subject the shareholder to a penalty imposed by the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of the Fund in excess of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have similar reporting requirements. Shareholders should consult their own tax advisor to determine the applicability of these regulations in light of their individual circumstances.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisers to determine the suitability of the Fund and the applicability of any state, local or foreign taxation. No rulings with respect to tax matters of the Fund will be sought from the IRS.

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Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Financial Statements

Because the Fund has not commenced operations as of the date of this SAI, there are no financial statements available. Shareholders of the Fund will be informed of the Fund's progress through periodic reports when those reports become available. Financial statements certified by an independent registered public accounting firm will be submitted to shareholders at least annually.

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Appendix A

[Subadviser's Proxy Voting Policy]

PART C

SUPERSTATE TRUST

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of Superstate Trust (the "Registrant" or the "Trust"), dated June 15, 2023, as filed with the State of Delaware on June 15, 2023, is filed herewith.
(a)(2)	Declaration of Trust of the Registrant, dated June 15, 2023, is filed herewith.
(b)	Registrant's Bylaws to be filed by amendment.
(c)	Not applicable.
(d)(1)	Investment Advisory Agreement between the Registrant and Superstate Inc. to be filed by amendment.
(d)(2)	Expense Limitation Agreement between the Registrant and Superstate Inc. to be filed by amendment.
(d)(3)	Sub-Investment Advisory Agreement between the Registrant and [Subadviser] to be filed by amendment.
(e)	Distribution Agreement between the Registrant and [Distributor] to be filed by amendment.
(f)	Not applicable.
(g)	Custody Agreement between the Registrant and [Custodian] to be filed by amendment.
(h)(1)	Transfer Agency Agreement between the Registrant and ALPS Fund Services, Inc. to be filed by amendment.
(h)(2)	Administration Agreement between the Registrant and ALPS Fund Services, Inc. to be filed by amendment.
(h)(3)	Chief Compliance Officer Agreement between the Registrant and Key Bridge Compliance, LLC to be filed by amendment.
(h)(4)	Anti-Money Laundering Compliance Officer Agreement between the Registrant and Key Bridge Compliance, LLC to be filed by amendment.
(i)	Opinion and Consent of counsel, Proskauer Rose LLP, to be filed by amendment.
(j)	Consent of independent registered public accountants to be filed by amendment.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of the Registrant to be filed by amendment.
(p)(2)	Code of Ethics of Superstate Inc. to be filed by amendment.
(p)(3)	Code of Ethics of [Subadviser] to be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

Sections 7, 8 and 9 of the Registrant's Declaration of Trust state:

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7.            (a)  The Trustees and the officers of the Trust (the "Fiduciary Indemnified Persons") shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Trustees or any holder of the Trust's securities (the Trust and any holder of the Trust's securities being a "Covered Person") for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

(b)          The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the trust estate.

8.            The Trust shall, to the fullest extent permitted by applicable law,

(a)         indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration of Trust, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions; and

advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

9.            The provisions of Section 8 shall survive the resignation or removal of the Fiduciary Indemnified Persons.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the "Securities Act"), the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue."

Item 31. Business and Other Connections of the Investment Adviser.

Superstate Inc. ("Superstate") is investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of Superstate, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Superstate, or those of its officers and directors during the past two years, by incorporating by reference the Adviser's Uniform Application for Investment Adviser Registration ("Form ADV") on file with the U.S. Securities and Exchange Commission (the "SEC") (File No. [ ]), dated [ ], 2023. The Adviser's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

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The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of [Subadviser], the sub-investment adviser to the Trust (the "Subadviser"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Subadviser, or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Subadviser's Form ADV on file with the SEC (SEC File No. [ ]).

Item 32. Principal Underwriter.

(a) [Distributor] (the "Distributor"), the Registrant's principal underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"):

[●]

(b) To the best of the Registrant's knowledge, the following are the Officers and Manager of the Distributor. The Distributor's main business address is [address].

Name	Address	Position with Underwriter	Position with Registrant
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

(c)    Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the 1940 Act are maintained at the following locations:

Records relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	[ ]
Registrant's Custodian	[ ]
Registrant's Adviser	Superstate Inc. 28 2nd Street, 4th Floor San Francisco, CA 94105
Registrant's Subadviser	[ ]
Registrant's Distributor	[ ]

Item 34. Management Services Not Discussed in Parts A and B.

Not Applicable.

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Item 35. Undertakings.

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California, on this 22nd day of June, 2023.

Superstate Trust

By:	/s/ Reid Cuming
Reid Cuming, Trustee

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Reid Cuming	Trustee	June 22, 2023
Reid Cuming

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EXHIBIT INDEX

Exhibit	Exhibit No.

Certificate of Trust, dated June 15, 2023	EX-99.A1
Declaration of Trust, dated June 15, 2023	EX-99.A2

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